UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2010
AVNET, INC.
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 643-2000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 28, 2010, Avnet, Inc. issued a press release announcing its first quarter results of operations for fiscal 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Also attached is financial information and review by Raymond Sadowski, Senior Vice President and Chief Financial Officer of Avnet, Inc., for the quarter ended October 2, 2010 attached hereto as Exhibit 99.2 and incorporated by reference herein.
The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated October 28, 2010.
99.2	CFO Review of Fiscal First Quarter Results, dated October 28, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2010	AVNET, INC.
Registrant

	By:	/s/ Raymond Sadowski Name: Raymond Sadowski
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 28, 2010.
99.2	CFO Review of Fiscal First Quarter Results, dated October 28, 2010.